UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2005

ARRIS Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31254	58-2588724

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	678-473-8300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2005, ARRIS Group, Inc. issued a press release regarding financial results for the fourth quarter and full year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release issued February 10, 2005.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

	By:	/s/ David B Potts

David B Potts Executive Vice President and CFO

Date: February 10, 2005

EXHIBIT INDEX

99.1	Press Release dated February 10, 2005